SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549


FORM 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     June 25, 2003



AIR T, INC.
(Exact Name of Registrant as Specified in its Charter)




             Delaware               0-11720             52-1206400
(State or Other Jurisdiction (Commission File Number)  I.R.S. Employer
        of Incorporation)                           Identification No.)


3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)


                       (704) 377-2109
 (Registrant's Telephone Number, Including Area Code)



Item 7.	Financial Statements and Exhibits.
(a)	Financial Statements
Not applicable

(b)	Pro Forma Financial Information
Not applicable

(c)	Exhibits
Exhibit 99.1	Press release dated June 25, 2003

Item 9.	Regulation FD Disclosure.
On June 25, 2003, we issued a press release reporting the execution of a letter of intent to sell our Mountain Aircraft Services business. The press release is filed as Exhibit 99.1.


SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2003

	AIR T, INC.


	By:	  /s/ John J.
Gioffre

		John J. Gioffre, Secretary





Exhibit Index


Exhibit
Description

Exhibit
99.1
Press release dated June 25, 2003





Exhibit 99.1
June 25, 2003
							Contact:  Hugh Bingham
							President
							3524 Airport Rd.
							Maiden, NC 28650
							828-464-8741 ext. 214


FOR IMMEDIATE RELEASE

AIR T, INC.  ANNOUNCES PENDING SALE OF ASSETS OF SUBSIDIARY,
MOUNTAIN AIRCRAFT SERVICES, LLC

MAIDEN, NC - Air T, Inc. (AirT) (NASDAQ: AIRT). Walter Clark, Chairman of AirT, announced today that the company had signed a Letter of Intent with a group of Kinston, North Carolina investors to sell the on going business operations of its Mountain Aircraft Services, LLC (MAS) subsidiary through the sale of certain assets, the name (Mountain Aircraft Services) and the ongoing company operations. MAS, founded in 1993, engages in the business of warehousing and brokering aircraft parts and managing the overhaul, repair and logistical support of aircraft parts on behalf of customers.

Air T anticipates that this transaction will close during its fiscal second quarter (ending September 30, 2003).

The MAS management team has worked with the company since MAS's inception. They will be part of the ownership group and will continue to work for the new MAS operation to provide on going support of its customers. Ward McConnell, Chairman, a private investor and Mike Marsh, President will lead the new ownership team. Mr. Marsh has served as Vice President and General Manager of MAS since its founding.

The letter of intent contemplates that AirT will contract with the new company to sell inventory that is retained in the transaction. Additionally, the two companies anticipate that they will work together to support existing customers and maintain continuity of the operation through a teaming agreement to give our customers the benefit of both companies' expertise.

AirT, through its subsidiaries, provides overnight air freight service to the express delivery industry, aircraft parts brokerage, engine overhaul management and aircraft component repair services to the aviation industry and manufactures and services aircraft ground service equipment. AirT is one of the largest small aircraft air cargo operators in the United States and currently operates a fleet of single and twin engine turbo-prop aircraft nightly in the eastern half of the United States and Canada, Puerto Rico and the Virgin Islands.

Statements in this press release, which contain more than historical information may be considered forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) which are subject to risks and uncertainties. Actual results may differ materially from those expressed in the forward-looking statements because of important potential risks and uncertainties, including but not limited to obtaining requisite consents from third parties, the parties reaching a definitive agreement to reflect the understanding expressed in the letter of intent and completion of the sale of the business of MAS on these terms. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.





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